UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2012

Carrollton Bancorp
(Exact Name of Registrant as Specified in Charter)

Maryland	000-23090	52-1660951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7151 Columbia Gateway Drive, Suite A, Columbia, Maryland		21046
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (410) 312-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01.             Entry into a Material Definitive Agreement.

On May 7, 2012, Carrollton Bancorp, Jefferson Bancorp, Inc. and Financial Service Partners Fund I, LLC entered into the First Amendment (“Amendment”) to Agreement and Plan of Merger dated as of April 8, 2012 (the “Merger Agreement”).  The Amendment, among other things:

•	Extends the time required for the filing of a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) to no later than 60 days from the date of the Merger Agreement;
•	Extends the time required for the filing of initial regulatory filings with governmental authorities to no later than 60 days from the date of the execution of the Merger Agreement; and
•
Amends the section of the Merger Agreement addressing the continuing liability of the parties following termination of the Merger Agreement to reflect the parties’ intent that such provision be mutual.

The preceding summary of the principal terms of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Report as Exhibit 2.1 and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

Exhibit	Description

2.1	First Amendment to Agreement and Plan of Merger, dated as of May 7, 2012, by and among Carrollton Bancorp, Jefferson Bancorp, Inc. and Financial Services Partners Fund I, LLC.

Important Information for Investors and Stockholders

This Report relates to a proposed merger between Carrollton Bancorp and Jefferson Bancorp, Inc. that will become the subject of a proxy statement, to be filed by Carrollton Bancorp with the SEC. This Report is not a substitute for the proxy statement that Carrollton Bancorp will file with the SEC or any other document that Carrollton Bancorp may file with the SEC or that Carrollton Bancorp or Jefferson Bancorp, Inc. may send to its stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO STOCKHOLDERS, INCLUDING THE DEFINITIVE PROXY STATEMENT, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available in the case of Carrollton Bancorp, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Carrollton Bancorp through Mark Semanie, at 410-536-7308 and, in the case of Jefferson Bancorp, Inc., by directing a request to Kevin Cashen at 410-427-3707.

Participants in the Solicitation

CARROLLTON BANCORP, JEFFERSON BANCORP, INC. and their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the stockholders of Carrollton Bancorp.  A list of the names of those directors and executive officers and descriptions of their interests in Carrollton Bancorp will be contained in the proxy statement which will be filed by Carrollton Bancorp with the SEC.  Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the proxy statement when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

	By:	/s/ Robert A. Altieri
Name: Robert A. Altieri
Date: May 7, 2012	Title: Chief Executive Officer and President

	By:	/s/ Mark A. Semanie
Name: Mark A. Semanie
Title: Chief Financial Officer
Date: May 7, 2012

EXHIBIT INDEX

Exhibit	Description

2.1	First Amendment to Agreement and Plan of Merger, dated as of May 7, 2012, by and among Carrollton Bancorp, Jefferson Bancorp, Inc. and Financial Services Partners Fund I, LLC.